PW National Tax-Free Income Fund

                               PAINEWEBBER FUNDS

                                  FORM 10f-3

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures


1.   Issuer:  Penn Hg. Ed
              -----------

2.   Date of Purchase: 3-10-95
                       -------

3.   Underwriter from whom purchased: Grigsby Branford
                                     ----------------

4.   "Affiliated Underwriter" managing or
     participating in syndicate: PW
                                 --

5.   Aggregate principal amount
     of purchase: 5,400M
                  -----

6.   Aggregate principal amount
     of offering: 158MM
                  -----

7.   Purchase price (net of fees and expenses): 98.855
                                                ------

8.   Date offering commenced: 3-15-95
                              -------

9.   Initial public offering price:  98.855
                                     ------

10.  Commission, spread or profit:  .05%    $
                                     --      --

11.  Have the following                 YES                        NO
     conditions been satisfied?         ---                        --

     a.  The securities are
         part of an issue
         registered under the
         Securities Act of 1933
         which is being offered to
         the public or are
         "municipal securities" as
         defined in Section
         3(a)(29) of the Securities
         Exchange Act
         of 1934?                        X
                                        ---                        --

      b. The securities were
         purchased prior to the of
         the first full business
         day of the offering at not
         more than the initial
         offering price (or, if a
         rights offering, the
         securities were purchased
         on or before the fourth
         day preceding the day on
         which the offering
         terminated?                    X
                                       ---                        --

                                            YES         NO
                                            ---         --
     c.  The underwriting was a firm
         commitment underwriting?            X
                                            ---         --
     d.  The commission,
         spread or profit was
         reasonable and fair in
         relation to that being
         received by others for
         underwriting similar
         securities during the same
         period?                             X
                                            ---         --

     e.  (1) If securities are
         registered under the
         Securities Act of 1933,
         the issuer of the
         securities and its
         predecessor have been in
         continuous operation for
         not less than three years; or              N/A
                                                    ---
-----

         (2) If securities are
         municipal securities, the
         issue of securities has
         received an investment
         grade rating from a
         nationally recognized
         statistical rating
         organization or, if the
                      --
         issuer or entity supplying
         the revenues from which
         the issue is to be paid
         shall have been in
         continuous operation for
         less than three years
         (including any
         predecessor), the issue
         has received one of the
         three highest ratings from
         at least one such rating
         organization?                       X
                                            ---          --

     f.  The amount of such securities
         purchased by all of the
         investment companies
         advised by Mitchell
         Hutchins did not exceed 4%
         of the principal amount of
         the offering or $500,000
         in principal amount,
         whichever is greater,
         provided that in no event
         --------
         did such amount exceed 10%
         of the principal amount of
         the offering?                       X
                                            ---          --


     g.  The purchase price was less
         than 3% of the Fund's total
         assets?                             X
                                            ---          --

                                               YES            NO
                                               ---            --
     h.  No Affiliated Underwriter
         was a direct or indirect
         participant in or
         beneficiary of the sale
         or, in respect to
         municipal securities, no
         purchases were designated
         as group sales or
         otherwise allocated to the
         account of any Affiliated
         Underwriter?                           X
                                               ---            --


Approved: /s/ RSM     Date: 3-16-95
         -----------       --------
(10/94)

                       PW National Tax-Free Income fund


                               PAINEWEBBER FUNDS

                                  FORM 10f-3

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures


1.   Issuer:  Puerto Rico G.O.
              ----------------

2.   Date of Purchase: 4-20-95
                       -------

3.   Underwriter from whom purchased: Lehman
                                     --------

4.   "Affiliated Underwriter" managing or
     participating in syndicate: PW
                                 --

5.   Aggregate principal amount
     of purchase: 1,500M
                  -----

6.   Aggregate principal amount
     of offering: 325MM
                  -----

7.   Purchase price (net of fees and expenses): 100
                                                ---

8.   Date offering commenced: 4-19-95
                              -------

9.   Initial public offering price:  100
                                     ---

10.  Commission, spread or profit:     %    $
                                     --      --

11.  Have the following                     YES             NO
     conditions been satisfied?             ---             --
     a.  The securities are
         part of an issue
         registered under the
         Securities Act of 1933
         which is being offered to
         the public or are
         "municipal securities" as
         defined in Section
         3(a)(29) of the Securities
         Exchange Act
         of 1934?                            X
                                            ---             --

      b. The securities were
         purchased prior to the of
         the first full business
         day of the offering at not
         more than the initial
         offering price (or, if a
         rights offering, the
         securities were purchased
         on or before the fourth
         day preceding the day on
         which the offering
         terminated?                        X
                                           ---              --

                                          YES                    NO
                                          ---                    --

     c.  The underwriting was a firm
         commitment underwriting?          X
                                          ---                    --
     d.  The commission,
         spread or profit was
         reasonable and fair in
         relation to that being
         received by others for
         underwriting similar
         securities during the same
         period?                           X
                                          ---                    --

     e.  (1) If securities are
         registered under the
         Securities Act of 1933,
         the issuer of the
         securities and its
         predecessor have been in
         continuous operation for
         not less than three years; or
                                                    ---
-----

         (2) If securities are
         municipal securities, the
         issue of securities has
         received an investment
         grade rating from a
         nationally recognized
         statistical rating
         organization or, if the
                      --
         issuer or entity supplying
         the revenues from which
         the issue is to be paid
         shall have been in
         continuous operation for
         less than three years
         (including any
         predecessor), the issue
         has received one of the
         three highest ratings from
         at least one such rating
         organization?                     X
                                          ---                    --

     f.  The amount of such securities
         purchased by all of the
         investment companies
         advised by Mitchell
         Hutchins did not exceed 4%
         of the principal amount of
         the offering or $500,000
         in principal amount,
         whichever is greater,
         provided that in no event
         --------
         did such amount exceed 10%
         of the principal amount of
         the offering?                     X
                                          ---                    --


     g.  The purchase price was less
         than 3% of the Fund's total
         assets?                           X
                                          ---                    --

                                        YES               NO
                                        ---               --

     h.  No Affiliated Underwriter
         was a direct or indirect
         participant in or
         beneficiary of the sale
         or, in respect to
         municipal securities, no
         purchases were designated
         as group sales or
         otherwise allocated to the
         account of any Affiliated
         Underwriter?                    X
                                        ---               --


Approved: /s/ RSM     Date: 4-20-95
         -----------       --------
(10/94)

                       PW National Tax-Free Income Fund

                               PAINEWEBBER FUNDS

                                  FORM 10f-3

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures


1.   Issuer:  Ky Tpke. Auth.
              --------------

2.   Date of Purchase: 4-20-95
                       -------

3.   Underwriter from whom purchased: ML
                                     ----

4.   "Affiliated Underwriter" managing or
     participating in syndicate: PW
                                 --

5.   Aggregate principal amount
     of purchase: 4,885M
                  ------

6.   Aggregate principal amount
     of offering: 245MM
                  -----

7.   Purchase price (net of fees and expenses): 99.452
                                                ------

8.   Date offering commenced: 4-14-95
                              -------

9.   Initial public offering price:  99.452
                                     ------

10.  Commission, spread or profit:   5/8%    $
                                     ----     --

11.  Have the following                 YES              NO
     conditions been satisfied?         ---              --

     a.  The securities are
         part of an issue
         registered under the
         Securities Act of 1933
         which is being offered to
         the public or are
         "municipal securities" as
         defined in Section
         3(a)(29) of the Securities
         Exchange Act
         of 1934?                        X
                                        ---              --

      b. The securities were
         purchased prior to the of
         the first full business
         day of the offering at not
         more than the initial
         offering price (or, if a
         rights offering, the
         securities were purchased
         on or before the fourth
         day preceding the day on
         which the offering
         terminated?                    X
                                       ---               --

                                       YES                   NO
                                       ---                   --

     c.  The underwriting was a firm
         commitment underwriting?       X
                                       ---                   --
     d.  The commission,
         spread or profit was
         reasonable and fair in
         relation to that being
         received by others for
         underwriting similar
         securities during the same
         period?                        X
                                       ---                   --

     e.  (1) If securities are
         registered under the
         Securities Act of 1933,
         the issuer of the
         securities and its
         predecessor have been in
         continuous operation for
         not less than three years; or              X
                                                   ---
-----

         (2) If securities are
         municipal securities, the
         issue of securities has
         received an investment
         grade rating from a
         nationally recognized
         statistical rating
         organization or, if the
                      --
         issuer or entity supplying
         the revenues from which
         the issue is to be paid
         shall have been in
         continuous operation for
         less than three years
         (including any
         predecessor), the issue
         has received one of the
         three highest ratings from
         at least one such rating
         organization?                  X
                                       ---                   --

     f.  The amount of such securities
         purchased by all of the
         investment companies
         advised by Mitchell
         Hutchins did not exceed 4%
         of the principal amount of
         the offering or $500,000
         in principal amount,
         whichever is greater,
         provided that in no event
         --------
         did such amount exceed 10%
         of the principal amount of
         the offering?                  X
                                       ---                   --


     g.  The purchase price was less
         than 3% of the Fund's total
         assets?                        X
                                       ---                   -        -

                                        YES             NO
                                        ---             --

     h.  No Affiliated Underwriter
         was a direct or indirect
         participant in or
         beneficiary of the sale
         or, in respect to
         municipal securities, no
         purchases were designated
         as group sales or
         otherwise allocated to the
         account of any Affiliated
         Underwriter?                   X
                                       ---              --


Approved: /s/ RSM     Date: 4-20-95
         -----------       --------
(10/94)

                                        PW National Tax-Free


                               PAINEWEBBER FUNDS

                                  FORM 10f-3

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures


1.          Issuer:  St of Conn
                     ----------

2.          Date of Purchase: 3-22-95
                              -------

3.          Underwriter from whom purchased: Morgan Stanley
                                             --------------

4.          "Affiliated Underwriter" managing or
            participating in syndicate: PW
                                        --

5.          Aggregate principal amount
            of purchase: $8,885M
                         -------
6.          Aggregate principal amount
            of offering: $438MM
                         ------
7.          Purchase price (net of fees and expenses):  98.305
                                                        ------

8.          Date offering commenced: 3-21-95
                                     -------

9.          Initial public offering price: 98.305
                                           ------

10.         Commission, spread or profit: .05 %
                                          -----      -----

11.         Have the following conditions been                      YES       NO
            satisfied?                                              ---       --

            a.  The securities are part of an
                issue registered under the
                Securities Act of 1933 which
                is being offered to the public
                or are "municipal securities"
                as define in Section 3(a)(29)
                of the Securities Exchange Act
                of 1934?                                             X
                                                                    ---       --

            b.  The securities were purchased
                prior to the of the first
                full business day of the offering
                at not more than the initial
                offering price (or, if a rights
                offering, the securities were
                purchased on or before the
                fourth day preceding the
                day on which the offering                            X
                terminated?                                         ---      --

                                                             YES       NO
                                                             ---       --

     c.  The underwriting was a                               X
         firm commitment underwriting?                       ---       --

     d.  The commission, spread or
         profit was reasonable and
         fair in relation to that being
         received by others for underwriting
         similar securities during the                        X
         same period?                                        ---       --

     e.  (1)  If securities are
         registered under the Securities
         Act of 1933, the issuer of the
         securities and its predecessor
         have been in continuous
         operation for not less than                         N/A
         three years; or                                     ---       --
   ----
         (2)  If securities are municipal
         securities, the issue of
         securities has received an
         investment grade rating from
         a nationally recognized statistical
         rating organization or, if the
                             --
         issuer or entity supplying the
         revenues from which the issue
         is to be paid shall have been in
         continuous operation for less than
         three years (including any predecessor),
         the issue has received one of the three
         highest ratings from at least                        X
         one such rating organization?                       ---       --

     f.  The amount of such securities
         purchased by all of the investment
         companies advised by Mitchell
         Hutchins did not exceed 4% of
         the principal amount of the offering
         or $500,000 in principal amount,
         whichever is greater, provided
                               --------
         that in no event did such amount
         exceed 10% of the principal                          X
         amount of the offering?                             ---       --

     g.  The purchase price was less
         than 3% of the Fund's total                          X
         assets?                                             ---       --

                                                             YES       NO
                                                             ---       --
     h.  No Affiliated Underwriter
         was a direct or indirect
         participant in or beneficiary of
         the sale or, in respect to municipal
         securities, no purchases were
         designated as group sales or
         otherwise allocated to the account                   X
         of any Affiliated Underwriter?                      ---       --





 Approved: /s/  RSM           Date: 3/22/95
           ------------------       -------
 (10/94)

FORM 10f-3                   FUND: National Tax-Free
                                   -----------------
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.          Issuer:  Nebraska P P D
                     -------------------------------------
2.          Date of Purchase: 6-8-95    3.  Date offering commenced: 6-8-95
                              -------                                ------
4.          Underwriters from whom purchased: Bear Stearns
                                             ------------
5.          "Affiliated Underwriter" managing or
            participating in syndicate:         PW
                                                -----------
6.          Aggregate principal amount
            of purchase:              4,930M
                                      ----------
7.          Aggregate principal amount
            of offering:              153MM
                                      ------------
8.          Purchase price (net of fees and expenses):  97.927
                                                        ------
9.          Initial public offering price: 97.927
                                           ------
10.         Commission, spread or profit:     %     $5
                                         -----      -----
11.  Have the following conditions been satisfied?               YES       NO
                                                                 ---       --
     a.  The securities are part of an issue registered
         under the Securities Act of 1933 which is being
         offered to the public or are "municipal
         securities" as defined in Section 3(a)(29)               X
         of the Securities Exchange Act of 1934?                 ---       --
     b.  The securities were purchased prior to the
         of the first full business day of the offering
         at not more than the initial offering price (or,
         if a rights offering, the securities were
         purchased on or before the fourth day preceding          X
         the day on which the offering terminated?               ---       --
     c.  The underwriting was a firm commitment under-writing?    X
                                                                 ---       --
     d.  The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for under-writing similar securities during the          X
         same period?                                            ---       --
     e.  (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in              X
         continuous operation for not less than three years;     ---       --
         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization or, if the
                                         --
         issuer or entity supplying the revenues from which
         the issue is to be paid shall have been in
         continuous operation for less than three years
         (including any predecessor), the issue has
         received one of the three highest ratings from at        X
         least one such rating organization?                     ---       --
     f.  The amount of such securities purchased by all of
         the invest-ment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount of
         the offering or $500,000 in principal amount,
         whichever is greater, provided that in no event did
                               --------
         such amount exceed 10% of the principal amount of        X
         the offering?                                           ---       --
     g.  The purchase price was less than 3% of the Fund's        X
         total assets?                                           ---       --
     h.  No Affiliated Underwriter was a direct or
         participant in or beneficiary of the sale or, in
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to      X
         the account of any Affiliated Underwriter?              ---       --



 Approved: /s/ RSM            Date: 6/8/95
           ------------------       ------
 (1/95)

                        PaineWebber California Tax-Free


                               PAINEWEBBER FUNDS

                                  FORM 10f-3

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures


1.          Issuer:  City of Los Angeles Harbor Department
                     -------------------------------------

2.          Date of Purchase: 1-19-95
                              -------

3.          Underwriter from whom purchased: Bear Stearns
                                             ------------

4.          "Affiliated Underwriter" managing or
            participating in syndicate: PaineWebber
                                        -----------

5.          Aggregate principal amount
            of purchase: $4,595,000
                         ----------
6.          Aggregate principal amount
            of offering: $200,000,000
                         ------------
7.          Purchase price (net of fees and expenses):  98.762
                                                        ------

8.          Date offering commenced: 1-18-95
                                     -------

9.          Initial public offering price: 98.762
                                           ------

10.         Commission, spread or profit:     %     $1.25
                                         -----      -----

11.  Have the following conditions been                      YES       NO
     satisfied?                                              ---       --

     a.  The securities are part of an
         issue registered under the
         Securities Act of 1933 which
         is being offered to the public
         or are "municipal securities"
         as defined in Section 3(a)(29)
         of the Securities Exchange Act
         of 1934?                                             X
                                                             ---       --

     b.  The securities were purchased
         prior to the end of the first
         full business day of the offering
         at not more than the initial
         offering price (or, if a rights
         offering, the securities were
         purchased on or before the
         fourth day preceding the
         day on which the offering                            X
         terminated?                                         ---       --

                                                             YES       NO
                                                             ---       --

     c.  The underwriting was a                               X
         firm commitment underwriting?                       ---       --

     d.  The commission, spread or
         profit was reasonable and
         fair in relation to that being
         received by others for underwriting
         similar securities during the                        X
         same period?                                        ---       --

     e.  (1)  If securities are
         registered under the Securities
         Act of 1933, the issuer of the
         securities and its predecessor
         have been in continuous
         operation for not less than                          X
         three years; or                                     ---       --

         (2)  If securities are municipal
         securities, the issue of
         securities has received an
         investment grade rating from
         a nationally recognized statistical
         rating organization or, if the
         issuer or entity supplying the
         revenues from which the issue
         is to be paid shall have been in
         continuous operation for less than
         three years (including any predecessor),
         the issue has received one of the three
         highest ratings from at least                        X
         one such rating organization?                       ---       --

     f.  The amount of such securities
         purchased by all of the investment
         companies advised by Mitchell
         Hutchins did not exceed 4% of
         the principal amount of the offering
         or $500,000 in principal amount,
         whichever is greater, provided
                               --------
         that in no event did such amount
         exceed 10% of the principal                          X
         amount of the offering?                             ---       --

     g.  The purchase price was less
         than 3% of the Fund's total                          X
         assets?                                             ---       --

                                                             YES       NO
                                                             ---       --
     h.  No Affiliated Underwriter
         was a direct or indirect
         participant in or beneficiary of
         the sale or, in respect to municipal
         securities, no purchases were
         designated as group sales or
         otherwise allocated to the account                   X
         of any Affiliated Underwriter?                      ---       --





 Approved: /s/                Date: 1/19/95
           ------------------       -------
(10/94)

                                        Fund:  New York Tax Free Income
                                               ------------------------


                                  FORM 10f-3

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures


1.          Issuer:  Puerto Rico Electric Power Authority
                     ------------------------------------

2.          Date of Purchase: 8-11-95
                              -------

3.          Date offering commenced: 8-8-95
                                     -------

4.          Underwriters from whom purchased: Bear Stearns
                                              ------------

5.          "Affiliated Underwriter" managing or
            participating in syndicate: PaineWebber
                                        -----------

6.          Aggregate principal amount
            of purchase:  1,000,000
                         ----------
7.          Aggregate principal amount
            of offering:  830,350,000
                         ------------

8.          Purchase price (net of fees and expenses):  97.725
                                                        ------

9.          Initial public offering price: 97.725
                                           ------

10.         Commission, spread or profit: 5/8%     $6.25
                                          ----     -----

11.  Have the following conditions been                      YES       NO
     satisfied?                                              ---       --

     a.  The securities are part of an
         issue registered under the
         Securities Act of 1933 which
         is being offered to the public
         or are "municipal securities"
         as defined in Section 3(a)(29)
         of the Securities Exchange Act
         of 1934?                                             X
                                                             ---       --

     b.  The securities were purchased
         prior the end of the first
         full business day of the offering
         at not more than the initial
         offering price (or, if a rights
         offering, the securities were
         purchased on or before the
         fourth day preceding the
         day on which the offering                            X
         terminated?                                         ---       --



     c.  The underwriting was a                               X
         firm commitment under-writing?                      ---       --

     d.  The commission, spread or
         profit was reasonable and
         fair in relation to that being
         received by others for under-writing
         similar securities during the                        X
         same period?                                        ---       --

     e.  (1)  If securities are
         registered under the Securities
         Act of 1933, the issuer of the
         securities and its predecessor
         have been in continuous
         operation for not less than                          X
         three years;                                        ---       --

         (2)  If securities are municipal
         securities, the issue of
         securities has received an
         investment grade rating from
         a nationally recognized statistical
         rating organization or, if the
                             --
         issuer or entity supplying the
         revenues from which the issue
         is to be paid shall have been in
         continuous operation for less than
         three years (including any predecessor),
         the issue has received one of the three
         highest ratings from at least                        X
         one such rating organization?                       ---       --

     f.  The amount of such securities
         purchased by all of the invest-ment
         companies advised by Mitchell
         Hutchins did not exceed 4% of
         the principal amount of the offering
         or $500,000 in principal amount,
         whichever is greater, provided
                               --------
         that in no event did such amount
         exceed 10% of the principal                          X
         amount of the offering?                             ---       --

     g.  The purchase price was less
         than 3% of the Fund's total                          X
         assets?                                             ---       --



     h.  No Affiliated Underwriter
         was a direct or participant
         in or beneficiary of the sale
         or, in respect to municipal
         securities, no purchases were
         designated as group sales or
         otherwise allocated to the account                   X
         of any Affiliated Underwriter?                      ---       --



 Approved:                    Date: 8/11/95
           ------------------       -------
(1/95)